UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                           FORM 8-K/A
                        (Amendment No. 1)

                         CURRENT REPORT
               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):
                           October 7, 2005


                       BayCorp Holdings, Ltd.
        -----------------------------------------------------
       (Exact name of registrant as specified in its charter)


                              Delaware
           ----------------------------------------------
           (State or other jurisdiction of incorporation)


               1-12527                       02-0488443
       ----------------------            ------------------
       Commission File Number              (IRS Employer
                                        Identification No.)


       1 New Hampshire Avenue
              Suite 125
      Portsmouth, New Hampshire                03801
      -------------------------          -----------------
        (Address of principal                (Zip Code)
         executive offices)


         Registrant's telephone number, including area code:
                           (603) 766-4990

                                 N/A
     -----------------------------------------------------------
     Former name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                        EXPLANATORY NOTE

     This Form 8-K/A is filed as an amendment ("Amendment No. 1") to the Current Report on Form 8-K filed by BayCorp Holdings, Ltd. (the "Company"), under Items 2.03 and 9.01 on October 7, 2005 (the "Initial 8-K") disclosing the entering by the Company and all of its wholly owned subsidiaries into a $7,750,000 multiple-draw senior secured debt facility (the "Third Note") and a Second Amended and Restated Pledge Agreement (the "Pledge Agreement") with Sloan Group Ltd. ("Sloan Group") on the date of the filing of the Initial 8-K. This Amendment No. 1 is being filed to correct the statements in Item 2.03 of the Initial 8-K that the Third Note and Pledge Agreement were dated as of October 4, 2005, when in fact they were dated as of October 7, 2005 and to file corrected versions of the Third Note and Pledge Agreement as exhibits under Item 9.01.

________________________________________________________________

Item 2.03   Creation of a Direct Financial Obligation or an
            Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     On October 7, 2005, BayCorp Holdings, Ltd. (the "Company") and all of its wholly owned subsidiaries, entered into a $7,750,000 multiple-draw senior secured debt facility (the "Third Note") and a Second Amended and Restated Pledge Agreement (the "Pledge Agreement") with Sloan Group Ltd. ("Sloan Group"). Any draws under the Third Note will accrue interest at 8% per annum, be due on April 1, 2006 and may be prepaid at any time. The Third Note does not allow the reborrowing of any amounts repaid. The Company previously entered into loan facilities with Sloan Group on March 15, 2005 (the "First Note") and on May 24, 2005 (the "Second Note").

     In  addition to the Company, the borrowers under  the  Third
Note include the following subsidiaries of the Company: Great Bay Hydro Maine, LLC ("GBH Maine"), Great Bay Hydro Benton, LLC ("GBH Benton"), Great Bay Power Marketing, Inc., Great Bay Hydro Corporation, BayCorp Ventures, LLC, Nacogdoches Power, LLC ("NPL"), and Nacogdoches Gas, LLC ("Nacogdoches Gas"). As security for the First Note, the Second Note and the Third Note, the borrowers amended the Amended and Restated Pledge Agreement with the Sloan Group that was entered into on May 24, 2005. Under the Pledge Agreement, the Company has pledged its equity interests in HoustonStreet Exchange, Inc., GBH Maine and Nacogdoches Gas; GBH Maine has pledged its equity interests in GBH Benton and Benton Falls Associates, L.P. ("Benton Falls"); and GBH Benton has pledged its equity interests in Benton Falls. Nacogdoches Gas, GBH Maine and GBH Benton have pledged any equity interest that they may obtain in other entities while the debt is outstanding and Nacogdoches Gas and NPL pledged certain of their contract rights. The First Note, Second Note and Third Note are all secured by the same collateral and a default under one loan would be a default under all of these loans.

     The Company intends to draw upon the Third Note to continue the development of natural gas and oil wells in East Texas under its Project Development Agreement with Sonerra Resources
Corporation  and  for  other  strategic  and  general   corporate
purposes.

     On October 7, 2005, the Company issued a press release reporting the closing of the most recent multiple-draw senior secured debt facility with the Sloan Group.



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Item 9.01      Financial Statements and Exhibits

   (c)    Exhibits.

Exhibit No.    Description
__________     ___________


    4.1        $7,750,000    Promissory   Note   from    BayCorp
               Holdings, Ltd. and its wholly owned subsidiaries to Sloan Group Ltd. dated October 7, 2005.

    4.2 Second Amended and Restated Pledge Agreement among BayCorp Holdings, Ltd., its wholly owned subsidiaries and Sloan Group Ltd. dated October
               7, 2005.

     99 Press Release dated October 7, 2005 reporting the closing of the $7,750,000 multiple-draw debt facility with the Sloan Group Ltd., filed as
               Exhibit 99 to the Company's Current Report on Form 8-K (File No. 1-12527) on October 7, 2005 and incorporated herein by reference.

________________________________________________________________



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

                            SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 BAYCORP HOLDINGS, LTD.
                                 (Registrant)


Date: October 11, 2005         By: /s/ Frank W. Getman Jr.
                                 ______________________________
                                 Frank W. Getman Jr.
                                 President and CEO



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

                          EXHIBIT INDEX

Exhibit No.    Description
___________    ___________

    4.1        $7,750,000    Promissory   Note   from    BayCorp
               Holdings, Ltd. and its wholly owned subsidiaries to Sloan Group Ltd. dated October 7, 2005.

    4.2 Second Amended and Restated Pledge Agreement among BayCorp Holdings, Ltd., its wholly owned subsidiaries and Sloan Group Ltd. dated October
               7, 2005.

     99 Press Release dated October 7, 2005 reporting the closing of the $7,750,000 multiple-draw debt facility with the Sloan Group Ltd., filed as
               Exhibit 99 to the Company's Current Report on Form 8-K (File No. 1-12527) on October 7, 2005 and incorporated herein by reference.




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